November 30, 2002

--------------------------------------------------------------------------------
         Oppenheimer Select Managers                 Annual Report
                                                        ------
         Mercury Advisors Focus                       Management
         Growth Fund                                 Commentaries
--------------------------------------------------------------------------------


Performance Update

Investment Strategy Discussion

Financial Statements





                                                     [LOGO] OppenheimerFunds(R)
                                                     The Right Way to Invest

OPPENHEIMER SELECT MANAGERS
MERCURY ADVISORS FOCUS GROWTH FUND

--------------------------------------------------------------------------------
Objective
Oppenheimer Select Managers Mercury Advisors Focus Growth Fund seeks long-term capital appreciation.
--------------------------------------------------------------------------------
Narrative by Michael S. Hahn, Portfolio Manager

For the one-year period ended November 30, 2002, Oppenheimer Select Managers Mercury Advisors Focus Growth Fund Class A shares returned -36.20% without sales charge. The Standard & Poor's 500 (S&P 500)/Barra Growth Index, the Fund's benchmark, ended the period with a return of -18.16%.
   As we are all painfully aware, these have been, for the most part, very difficult times in the equity markets. In addition to the recession of last year, the markets are contending with the terrorist uncertainty, the instability in the Middle East and the continuous stream of revelations about corporate misbehavior and the damage that it is doing to many companies.
   Recently, starting in October 2002, the equity markets began to enjoy a strong rally. Three primary factors helped stocks to improve towards the end of the period. First, the major indices started the month from very low levels following difficult returns for most of the year. Second, we emerged from the third quarter earnings season with no major negative surprises. Lastly, concerns over the threat of war and terrorism temporarily subsided.
   The Fund benefited from the strong market rally that began in late September 2001 and continued throughout the fourth quarter 2001, particularly in the technology sector. However, the Fund's performance began to slip during February 2002, as the fallout from the Enron scandal continued to affect the market. Investors seemed to infer that Enron's improprieties indicated a low level of accounting standards throughout corporate America. While some of this concern is valid, the market pendulum overshot, and investors' worries provided fertile ground for opportunistic short-sellers.
   During the first half of the period, due to such a volatile market, portfolio turnover was extremely high. The Fund sold off its investments in Enron Corp., ONI Systems Corp. and Sonus Networks, Inc., all of which had detracted from performance. Throughout the period, the Fund's performance was hurt by its concentration in stocks and sectors with higher growth expectations and therefore, in many cases, higher valuations. Stocks with higher embedded expectations and higher price to earnings ratios tend to fare poorly when the market is going down and this reporting period was certainly a confirmation of this tendency.
   We were concerned during the period about earning estimates in the technology sector. As estimates continued to be ratcheted down, we aggressively reduced our sector weightings in technology, which also in turn, helped to limit the Fund's downside volatility. However, with that said, we still remain confident in the technology sector over the long-term. We believe this lagging sector will eventually improve in a recovery environment, and we continue to hold some big name tech companies that continue to exhibit strong positive momentum including Microsoft Corp. and Cisco Systems, Inc.
   As of November 30, 2002, the Fund continues to be overweight the index in the health care, information technology and consumer discretionary sectors. In fact those three sectors make up approximately 80% of the Fund's total investments. We continue to believe these sectors will perform solidly in an up market.
   Though it's impossible to predict what upcoming quarters will bring, we remain confident that our aggressive, concentrated, disciplined approach can provide investors with positive returns over the long term. That's what makes Oppenheimer Select Managers Mercury Advisors Focus Growth Fund part of The Right Way to Invest.




Shares of OppenheimerFunds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve risks, including the possible loss of principal amount invested.

FUND PERFORMANCE

How Has the Fund Performed? Below is a discussion by OppenheimerFunds, Inc., of the Fund's performance during its fiscal year ended November 30, 2002, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

Management's Discussion of Performance. For the fiscal year ended November 30, 2002, Oppenheimer Select Managers Mercury Advisors Focus Growth Fund, in a difficult market environment, produced negative absolute results and underperformed its benchmark (Class A shares at net asset value), the S&P 500/Barra Growth Index. To start the period, the Fund's performance was lifted by a run-up in the technology sector. However, come February 2002, the market environment changed drastically as investor concerns over corporate governance and accounting scandals began to grow. In this volatile market, the portfolio's turnover was extremely high, as the Fund sold off some of its poorer performing holdings including Enron and ONI Systems. The Fund's performance was hurt during the period due to its high concentration in stocks and sectors with high growth expectations. It was these types of stocks that were hurt the most during the past 12 months. In response to this type of market environment, the Fund reduced its overall exposure to the technology sector, in part over worries about earnings estimates. However, the Fund's management team remains committed to the tech sector over the long term and continues to hold such big name companies as Microsoft and Dell Computer Corp. The Fund's holdings, strategy and management are subject to change.
Comparing the Fund's performance to the market. The graphs that follow show the performance of a hypothetical $10,000 investment in each Class of shares of the Fund held until November 30, 2002. In the case of Class A, Class B, Class C and Class Y shares, performance is measured since the inception of the Fund on February 16, 2001. In the case of Class N shares, performance is measured from inception of the class on March 1, 2001. The Fund's total returns shown do not reflect the deduction of income taxes on an individual's investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.
   The Fund's performance is compared to the performance of the S&P 500/Barra Growth Index, which measures those companies in the S&P 500 within higher price to book value and market capitalizations.
   Index performance reflects the reinvestment of income but does not consider the effect of transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the investments in the index.


       1 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

FUND PERFORMANCE
--------------------------------------------------------------------------------


Class A Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE GRAPH]

                  Oppenheimer Select
              Managers Mercury Advisors        S&P 500/Barra
             Focus Growth Fund (Class A)       Growth Index
02/16/2001               9,425                    10,000
02/28/2001               7,549                    10,000
05/31/2001               6,513                     9,935
08/31/2001               4,006                     9,119
11/30/2001               3,723                     9,601
02/28/2002               3,016                     9,316
05/31/2002               2,941                     8,684
08/31/2002               2,300                     7,652
11/30/2002               2,375                     7,858


Average Annual Total Returns of Class A Shares of the Fund at 11/30/02
1-Year -39.87%    Since Inception -55.23%

Class B Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE GRAPH]

                 Oppenheimer Select
              Managers Mercury Advisors             S&P 500/Barra
             Focus Growth Fund (Class B)             Growth Index
02/16/2001             10,000                           10,000
02/28/2001              8,010                           10,000
05/31/2001              6,900                            9,935
08/31/2001              4,230                            9,119
11/30/2001              3,920                            9,601
02/28/2002              3,180                            9,316
05/31/2002              3,090                            8,684
08/31/2002              2,410                            7,652
11/30/2002              2,390                            7,858


Average Annual Total Returns of Class B Shares of the Fund at 11/30/02
1-Year -39.66%   Since Inception -55.07%


The performance information for the S&P 500/Barra Growth Index in the graphs begins on 2/28/01 for Class A, Class B, Class C, Class N and Class Y shares.

Past performance cannot guarantee future results. Graphs are not drawn to same scale. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.


       2 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

Class C Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE GRAPH]

               Oppenheimer Select
            Managers Mercury Advisors         S&P 500/Barra
           Focus Growth Fund (Class C)        Growth Index
02/16/2001           10,000                       10,000
02/28/2001            8,010                       10,000
05/31/2001            6,900                        9,935
08/31/2001            4,230                        9,119
11/30/2001            3,920                        9,601
02/28/2002            3,180                        9,316
05/31/2002            3,090                        8,684
08/31/2002            2,410                        7,652
11/30/2002            2,490                        7,858


Average Annual Total Returns of Class C Shares of the Fund at 11/30/02
1-Year -37.12%   Since Inception -54.03%


Class N Shares
Comparison of Change in Value of $10,000 Hypothetical Investments in:

[LINE GRAPH]

                    Oppenheimer Select
                Managers Mercury Advisors         S&P 500/Barra
               Focus Growth Fund (Class N)         Growth Index
03/01/2001               10,000                       10,000
05/31/2001                8,333                        9,935
08/31/2001                5,133                        9,119
11/30/2001                4,758                        9,601
02/28/2002                3,865                        9,316
05/31/2002                3,756                        8,684
08/31/2002                2,935                        7,652
11/30/2002                3,043                        7,858


Average Annual Total Returns of Class N Shares of the Fund at 11/30/02
1-Year -36.68%   Since Inception -49.38%


       3 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

FUND PERFORMANCE
CLASS Y SHARES
COMPARISON OF CHANGE IN VALUE OF $10,000 HYPOTHETICAL INVESTMENTS IN:

[LINE GRAPH]

                 Oppenheimer Select
              Managers Mercury Advisors         S&P 500/Barra
             Focus Growth Fund (Class Y)         Growth Index
02/16/2001                10,000                     10,000
02/28/2001                 8,010                     10,000
05/31/2001                 6,920                      9,935
08/31/2001                 4,270                      9,119
11/30/2001                 3,960                      9,601
02/28/2002                 3,220                      9,316
05/31/2002                 3,130                      8,684
08/31/2002                 2,450                      7,652
11/30/2002                 2,530                      7,858



Average Annual Total Returns of Class Y Shares of the Fund at 11/30/02
1-Year -36.11%   Since Inception -53.62%


The performance information for the S&P 500/Barra Growth Index in the graphs begins on 2/28/01 for Class A, Class B, Class C, Class N and Class Y shares.

Past performance cannot guarantee future results. Graphs are not drawn to same scale. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial fluctuations, and current performance may be more or less than the results shown. For updates on the Fund's performance, visit our website at www.oppenheimerfunds.com.



       4 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

                                                            Financial Statements
                                                                      Pages 6-15





       5 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

STATEMENT OF ASSETS AND LIABILITIES  November 30, 2002

=============================================================================
 Assets
 Investment in Master Focus Twenty Trust                         $ 3,125,102
-----------------------------------------------------------------------------
 Receivables and other assets:
 Shares of beneficial interest sold                                   1,513
 Other                                                                7,683
                                                                 ------------
 Total assets                                                     3,134,298

=============================================================================
 Liabilities
 Payables and other liabilities:
 Shares of beneficial interest redeemed                              12,093
 Legal, auditing and other professional fees                          8,781
 Transfer and shareholder servicing agent fees                        1,231
 Distribution and service plan fees                                   1,167
 Trustees' compensation                                                 324
 Other                                                                1,129
                                                                 ------------
 Total liabilities                                                   24,725

=============================================================================
 Net Assets                                                      $3,109,573
                                                                 ============

=============================================================================
 Composition of Net Assets
 Paid-in capital                                                 $4,818,511
-----------------------------------------------------------------------------
 Accumulated net realized loss on investment transactions        (1,866,551)
-----------------------------------------------------------------------------
 Net unrealized appreciation on investments                         157,613
                                                                 ------------
 Net Assets                                                      $3,109,573
                                                                 ============



       6 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

================================================================================
 Net Asset Value Per Share
 Class A Shares:
 Net asset value and redemption price per share (based on net assets of $1,591,147 and
 630,670 shares of beneficial interest outstanding)                                                                       $2.52
 Maximum offering price per share (net asset value plus sales charge of 5.75% of offering price)                          $2.67
--------------------------------------------------------------------------------------------------------------------------------
 Class B Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price
 per share (based on net assets of $788,283 and 316,640 shares of beneficial interest outstanding)                        $2.49
--------------------------------------------------------------------------------------------------------------------------------
 Class C Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price
 per share (based on net assets of $658,117 and 264,479 shares of beneficial interest outstanding)                        $2.49
--------------------------------------------------------------------------------------------------------------------------------
 Class N Shares:
 Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price
 per share (based on net assets of $71,773 and 28,511 shares of beneficial interest outstanding)                          $2.52
--------------------------------------------------------------------------------------------------------------------------------
 Class Y Shares:
 Net asset value, redemption price and offering price per share (based on net assets of $253 and
 100 shares of beneficial interest outstanding)                                                                           $2.53



 See accompanying Notes to Financial Statements.




       7 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

STATEMENT OF OPERATIONS  For the Year Ended November 30, 2002

============================================================================
 Net Investment Loss Allocated from Master Focus Twenty Trust

============================================================================
 Investment Income                                              $     7,718

============================================================================
 Expenses                                                            21,049

============================================================================
 Net Investment Loss Allocated from Master Focus Twenty Trust       (13,331)

 Fund Income and Expenses
============================================================================
 Investment Income
 Interest income from short-term obligations                             11

============================================================================
 Expenses
 Distribution and service plan fees:
 Class A                                                              3,383
 Class B                                                              8,635
 Class C                                                              4,529
 Class N                                                                257
----------------------------------------------------------------------------
 Transfer and shareholder servicing agent fees:
 Class A                                                              6,797
 Class B                                                              4,485
 Class C                                                              2,205
 Class N                                                                339
 Class Y                                                                865
----------------------------------------------------------------------------
 Administrative fees                                                 13,841
----------------------------------------------------------------------------
 Legal, auditing and other professional fees                          9,624
----------------------------------------------------------------------------
 Shareholder reports                                                  5,193
----------------------------------------------------------------------------
 Trustees' compensation                                               4,036
----------------------------------------------------------------------------
 Custodian fees and expenses                                              6
----------------------------------------------------------------------------
 Other                                                                2,693
                                                                ------------
 Total expenses                                                      66,888
 Less voluntary reimbursement of expenses                           (25,297)
 Less voluntary waiver of transfer and shareholder servicing
    agent fees--Classes A, B, C and N                                (3,353)
 Less voluntary waiver of transfer and shareholder
    servicing agent fees--Class Y                                      (865)
                                                                ------------
 Net expenses                                                        37,373

============================================================================
 Net Investment Loss                                                (50,693)

============================================================================
 Realized and Unrealized Loss Allocated from Master Focus Twenty Trust
 Net realized loss on investments                                (1,359,626)
----------------------------------------------------------------------------
 Net change in unrealized appreciation on investments               146,859
                                                                ------------
 Net realized and unrealized loss                                (1,212,767)

============================================================================
 Net Decrease in Net Assets Resulting from Operations           $(1,263,460)
                                                                ============



 See accompanying Notes to Financial Statements.








       8 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

STATEMENTS OF CHANGES IN NET ASSETS


 Year Ended November 30,                                                                       2002          2001 1
======================================================================================================================
 Operations
 Net investment loss                                                                     $  (50,693)     $  (12,445)
----------------------------------------------------------------------------------------------------------------------
 Net realized loss                                                                       (1,359,626)       (506,925)
----------------------------------------------------------------------------------------------------------------------
 Net change in unrealized appreciation                                                      146,859          10,754
                                                                                         -----------------------------
 Net decrease in net assets resulting from operations                                    (1,263,460)       (508,616)

======================================================================================================================
 Beneficial Interest Transactions
 Net increase in net assets resulting from beneficial interest transactions:
 Class A                                                                                  1,177,797       1,301,825
 Class B                                                                                    541,064         841,255
 Class C                                                                                    542,491         363,914
 Class N                                                                                     95,080           1,223
 Class Y                                                                                         --              --

======================================================================================================================
 Net Assets
 Total increase                                                                           1,092,972       1,999,601
----------------------------------------------------------------------------------------------------------------------
 Beginning of period                                                                      2,016,601          17,000 2
                                                                                         -----------------------------
 End of period                                                                           $3,109,573      $2,016,601
                                                                                         =============================



1. For the period from February 16, 2001 (inception of offering) to November 30, 2001.
2. Reflects the value of the Manager's initial seed money investment at December 22, 2000.



 See accompanying Notes to Financial Statements.





       9 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

FINANCIAL HIGHLIGHTS

                                                                   Class A                     Class B                   Class C
                                                                Year Ended                  Year Ended                Year Ended
                                                                  Nov. 30,                    Nov. 30,                  Nov. 30,
                                                         2002       2001 1           2002       2001 1          2002      2001 1
====================================================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period                  $ 3.95        $10.00         $3.92       $10.00         $3.92      $10.00
------------------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                     (.04)         (.02)         (.06)        (.03)         (.04)       (.03)
 Net realized and unrealized loss                       (1.39)        (6.03)        (1.37)       (6.05)        (1.39)      (6.05)
                                                       -----------------------------------------------------------------------------
 Total from investment operations                       (1.43)        (6.05)        (1.43)       (6.08)        (1.43)      (6.08)
------------------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                        $ 2.52        $ 3.95         $2.49       $ 3.92         $2.49      $ 3.92
                                                       =============================================================================

====================================================================================================================================
 Total Return, at Net Asset Value 2                    (36.20)%      (60.50)%      (36.48)%     (60.80)%      (36.48)%    (60.80)%

====================================================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)              $1,591        $1,048          $788         $667          $658        $300
------------------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                     $1,402        $  444          $864         $305          $454        $114
------------------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 3
 Net investment loss                                    (1.47)%       (1.45)%       (2.22)%      (2.21)%       (2.21)%     (2.23)%
 Expenses                                                2.76%         3.99%         3.56%        4.78%         3.53%       4.79%
 Expenses, net of voluntary reimbursement of
 expenses and/or waiver of transfer agent fees           1.74%         1.84%         2.53%        2.46%         2.47%       2.18%
------------------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 4                             275.69%       137.66%       275.69%      137.66%       275.69%     137.66%



1. For the period from February 16, 2001 (inception of offering) to November 30, 2001.
2. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. Portfolio turnover rate is representative of the portfolio turnover rate of the Master Focus Twenty Trust included elsewhere in this report.

See accompanying Notes to Financial Statements.




       10 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

                                                                                  CLASS N                     CLASS Y
                                                                               YEAR ENDED                  YEAR ENDED
                                                                                 NOV. 30,                    NOV. 30,
                                                                       2002        2001 1          2002        2001 2
========================================================================================================================
 Per Share Operating Data
 Net asset value, beginning of period                                 $3.94         $8.28         $3.96        $10.00
------------------------------------------------------------------------------------------------------------------------
 Income (loss) from investment operations:
 Net investment loss                                                   (.01)         (.04)         (.04)         (.05)
 Net realized and unrealized loss                                     (1.41)        (4.30)        (1.39)        (5.99)
                                                                      --------------------------------------------------
 Total from investment operations                                     (1.42)        (4.34)        (1.43)        (6.04)
------------------------------------------------------------------------------------------------------------------------
 Net asset value, end of period                                       $2.52         $3.94         $2.53        $ 3.96
                                                                      ==================================================

========================================================================================================================
 Total Return, at Net Asset Value 3                                  (36.04)%      (52.42)%      (36.11)%      (60.40)%

========================================================================================================================
 Ratios/Supplemental Data
 Net assets, end of period (in thousands)                               $72            $1            $1 4          $1 4
------------------------------------------------------------------------------------------------------------------------
 Average net assets (in thousands)                                      $52            $1            $1 4          $1
------------------------------------------------------------------------------------------------------------------------
 Ratios to average net assets: 5
 Net investment loss                                                  (1.70)%       (1.06)%       (0.40)%       (0.63)%
 Expenses                                                              3.18%         4.01%        88.54%       503.44%
 Expenses, net of voluntary reimbursement of
 expenses and/or waiver of transfer agent fees                         2.12%         3.07%         1.21%         2.83%
------------------------------------------------------------------------------------------------------------------------
 Portfolio turnover rate 6                                           275.69%       137.66%       275.69%       137.66%



1. For the period from March 1, 2001 (inception of offering) to November 30,
2001.
2. For the period from February 16, 2001 (inception of offering) to November 30, 2001.
3. Assumes an investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Less than $1,000.
5. Annualized for periods of less than one full year.
6. Portfolio turnover rate is representative of the portfolio turnover rate of the Master Focus Twenty Trust included elsewhere in this report.


See accompanying Notes to Financial Statements.




       11 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS


================================================================================
 1. Significant Accounting Policies
 Oppenheimer Select Managers Mercury Advisors Focus Growth Fund (the Fund) is a separate series of Oppenheimer Select Managers, a non-diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended. The Fund invests substantially all of its assets in the Master Focus Twenty Trust (the Trust), a registered open-end investment company that has the same goals as the Fund. The financial statements of the Trust are included elsewhere in this report and should be read with the Fund's financial statements. The percentage of the Trust owned by the Fund at November 30, 2002 was 1.57%. As of December 31, 2002, the total return for the Master Focus Twenty Fund was (34.07)%. The Fund's investment objective is to seek long-term capital appreciation. The Fund's administrator is OppenheimerFunds, Inc. (the Manager).
    The Fund offers Class A, Class B, Class C, Class N and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B, Class C and Class N shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class N shares are sold only through retirement plans. Retirement plans that offer Class N shares may impose charges on those accounts. Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights and voting privileges. Earnings, net assets and net asset value per share may differ by minor amounts due to each class having its own expenses directly attributable to that class. Classes A, B, C and N have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase.
    The following is a summary of significant accounting policies consistently followed by the Fund.
--------------------------------------------------------------------------------
 Securities Valuation. The Fund's investment in the Trust is valued based on the daily reported net asset value of the Trust. Valuation of securities held by the Trust is discussed in the notes to Master Focus Twenty Trust included elsewhere in this report.
--------------------------------------------------------------------------------
 Allocation of Income, Expenses, Gains and Losses. The Fund records daily its proportionate share of the Trust's income, expenses and realized and unrealized gains and losses. In addition, the Fund accrues its own expenses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
--------------------------------------------------------------------------------
 Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to shareholders. Therefore, no federal income or excise tax provision is required.
    During the fiscal year ended November 30, 2002, the Fund did not utilize any capital loss carryforward.

 As of November 30, 2002, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

                              Expiring
                              -------------------------
                              2009           $  468,169
                              2010            1,297,925
                                             ----------
                              Total          $1,766,094
                                             ==========

 As of December 31, 2002, the Fund had approximately $59,538 of post-October losses available to offset future capital gains, if any. Such losses, if unutilized, will expire in 2011.
--------------------------------------------------------------------------------
 Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
--------------------------------------------------------------------------------
 Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for




       12 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
    The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended November 30, 2002, amounts have been reclassified to reflect a decrease in paid-in capital of $50,693. Accumulated net investment loss was decreased by the same amount. Net assets of the Fund were unaffected by the reclassifications.
    No distributions were paid during the year ended November 30, 2002 and the period ended November 30, 2001.

 As of November 30, 2002, the components of distributable earnings on a tax basis were as follows:

                 Accumulated net realized loss        $(1,866,551)
                 Net unrealized appreciation              157,613
                                                      -----------
                 Total                                $(1,708,938)
                                                      ===========
--------------------------------------------------------------------------------
 Other. The preparation of financial statements in conformity with generally accepted accounting principles in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.
================================================================================
 2. Shares of Beneficial Interest
 The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                              Year Ended November 30, 2002      Period Ended November 30, 2001 1
                                                  Shares            Amount              Shares            Amount
-----------------------------------------------------------------------------------------------------------------
 Class A
 Sold                                            545,912        $1,705,805             317,853        $1,545,075
 Redeemed                                       (180,980)         (528,008)            (53,515)         (243,250)
                                                -----------------------------------------------------------------
 Net increase                                    364,932        $1,177,797             264,338        $1,301,825
                                                =================================================================

-----------------------------------------------------------------------------------------------------------------
 Class B
 Sold                                            340,922        $1,107,732             185,529        $  898,904
 Redeemed                                       (194,498)         (566,668)            (15,413)          (57,649)
                                                -----------------------------------------------------------------
 Net increase                                    146,424        $  541,064             170,116        $  841,255
                                                =================================================================

-----------------------------------------------------------------------------------------------------------------
 Class C
 Sold                                            287,759        $  836,915              94,725        $  436,597
 Redeemed                                        (99,749)         (294,424)            (18,356)          (72,683)
                                                -----------------------------------------------------------------
 Net increase                                    188,010        $  542,491              76,369        $  363,914
                                                =================================================================

-----------------------------------------------------------------------------------------------------------------
 Class N
 Sold                                             33,236        $  109,548                 180        $    1,223
 Redeemed                                         (4,905)          (14,468)                 --                --
                                                -----------------------------------------------------------------
 Net increase                                     28,331        $   95,080                 180        $    1,223
                                                =================================================================

-----------------------------------------------------------------------------------------------------------------
 Class Y
 Sold                                                 --        $       --                  --        $       --
 Redeemed                                             --                --                  --                --
                                                -----------------------------------------------------------------
 Net increase (decrease)                              --        $       --                  --        $       --
                                                =================================================================

1. For the period from February 16, 2001 (inception of offering) to November 30, 2001, for Class A, B, C and Y shares and for the period from March 1, 2001 (inception of offering) to November 30, 2001, for Class N shares.


       13 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

NOTES TO FINANCIAL STATEMENTS  Continued


================================================================================
 3. Increases and Decreases of Investments in the Trust
 Increases and decreases in the Fund's investment in the Trust for the year ended November 30, 2002, were $2,985,810 and $667,386, respectively.

================================================================================
 4. Fees and Other Transactions With Affiliates
 Administration Fees. Administration fees paid to the Manager were in accordance with the administration agreement with the Fund which provides for a fee of 0.50% of the average annual net assets of the Fund. During the year ended November 30, 2002, the Fund paid $13,841 to the Manager for administrative services.
--------------------------------------------------------------------------------
 Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS a $19.75 per account fee.
    Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fees in the event that the per account fee does not equal or exceed the applicable minimum fees. OFS may voluntarily waive the minimum fees.
    OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees up to an annual rate of 0.35% for all classes. Effective November 1, 2002, Class Y shares were changed from 0.25% to 0.35%. This undertaking may be amended or withdrawn at any time.
--------------------------------------------------------------------------------
 Distribution and Service Plan (12b-1) Fees. Under its General Distributor's Agreement with the Manager, OppenheimerFunds Distributor, Inc. (the Distributor) acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

 The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                          Aggregate          Class A       Concessions       Concessions      Concessions       Concessions
                          Front-End        Front-End        on Class A        on Class B       on Class C        on Class N
                      Sales Charges    Sales Charges            Shares            Shares           Shares            Shares
                         on Class A      Retained by       Advanced by       Advanced by      Advanced by       Advanced by
 Year Ended                  Shares      Distributor     Distributor 1     Distributor 1    Distributor 1     Distributor 1
----------------------------------------------------------------------------------------------------------------------------
 November 30, 2002           $7,624           $4,188               $93            $9,049           $5,678            $1,055

1. The Distributor advances concession payments to dealers for certain sales of Class A shares and for sales of Class B, Class C and Class N shares from its own resources at the time of sale.

                                             Class A                   Class B                   Class C                    Class N
                                 Contingent Deferred       Contingent Deferred       Contingent Deferred        Contingent Deferred
                                       Sales Charges             Sales Charges             Sales Charges              Sales Charges
                                         Retained by               Retained by               Retained by                Retained by
 Year Ended                              Distributor               Distributor               Distributor                Distributor
------------------------------------------------------------------------------------------------------------------------------------
 November 30, 2002                              $--                   $2,930                      $118                         $3

--------------------------------------------------------------------------------
 Service Plan for Class A Shares. The Fund has adopted a Service Plan for Class A shares. It reimburses the Distributor for a portion of its costs incurred for services provided to accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate of up to 0.25% of the average annual net assets of Class A shares of the Fund. For the year ended November 30, 2002, payments under the Class A Plan totaled $3,383, all of which were paid by the Distributor to recipients, and included $282 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
--------------------------------------------------------------------------------
 Distribution and Service Plans for Class B, Class C and Class N Shares. The Fund has adopted Distribution and Service Plans for Class B, Class C and Class N shares. Under the plans, the Fund pays the Distributor an annual asset-based sales charge of 0.75% per year on Class B shares and on Class C shares and the Fund pays the Distributor an annual asset-based sales charge of 0.25% per year on Class N shares. The Distributor also receives a service fee of 0.25% per year under each plan.




       14 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

 Distribution fees paid to the Distributor for the year ended November 30, 2002, were as follows:

                                                                                                           Distributor's Aggregate
                                                                                 Distributor's Aggregate              Unreimbursed
                                      Total Payments           Amount Retained     Unreimbursed Expenses          Expenses as % of
                                          Under Plan            by Distributor                Under Plan       Net Assets of Class
------------------------------------------------------------------------------------------------------------------------------------
 Class B Plan                                 $8,635                    $6,884                   $60,326                      7.65%
 Class C Plan                                  4,529                     3,156                    81,033                     12.31
 Class N Plan                                    257                       230                    48,561                     67.66

================================================================================
 5. Borrowing and Lending Arrangements
 Bank Borrowings. Until November 12, 2002, the Fund had the ability to borrow from a bank for temporary or emergency purposes provided asset coverage for borrowings exceeded 300%. The Fund and other Oppenheimer funds participated in a $400 million unsecured line of credit with a bank. Under that unsecured line of credit, interest was charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Under that credit facility, the Fund paid a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.
--------------------------------------------------------------------------------
 Interfund Borrowing and Lending Arrangements. Effective November 12, 2002, the following interfund borrowing and lending arrangements went into effect. Consistent with its fundamental policies and pursuant to an exemptive order issued by the Securities and Exchange Commission ("SEC"), the Fund may engage in borrowing and lending activities with other funds in the OppenheimerFunds complex. Borrowing money from affiliated funds may afford the Fund the flexibility to use the most cost-effective alternative to satisfy its borrowing requirements. Lending money to an affiliated fund may allow the Fund to obtain a higher rate of return than it could from interest rates on alternative short-term investments. Implementation of interfund lending will be accomplished consistent with applicable regulatory requirements, including the provisions of the SEC order. There is a risk that a borrowing fund could have a loan called on one day's notice. In that circumstance, the Fund might have to borrow from a bank at a higher interest cost if money to lend were not available from another Oppenheimer fund. When the Fund lends assets to another affiliated fund, the Fund is subject to the risk that the borrowing fund fails to repay the loan.
    The Fund had no borrowings and/or lending arrangements outstanding during the year ended or at November 30, 2002.




       15 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

INDEPENDENT AUDITORS' REPORT

================================================================================
 To the Board of Trustees and Shareholders of Oppenheimer Select Managers Mercury Advisors Focus Growth Fund:
 We have audited the accompanying statement of assets and liabilities of Oppenheimer Select Managers Mercury Advisors Focus Growth Fund, which is a series of Oppenheimer Select Managers, as of November 30, 2002, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for the periods indicated. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.
    We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
    In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Select Managers Mercury Advisors Focus Growth Fund as of November 30, 2002, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America.




 Deloitte & Touche LLP

 Denver, Colorado
 January 22, 2003




       16 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

FEDERAL INCOME TAX INFORMATION  Unaudited

================================================================================
 In early 2003, shareholders of record will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 2002. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
    The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.



       17 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

TRUSTEES AND OFFICERS

===========================================================================================
Name, Position(s) Held with        Principal Occupation(s) During Past 5 Years; Other
Fund, Length of Service, Age       Trusteeships/Directorships Held by Trustee; Number of
                                   Portfolios in Fund Complex Currently Overseen by Trustee

INDEPENDENT                        The address of each Trustee in the chart below is
TRUSTEES                           6803 S. Tucson Way, Centennial, CO 80112-3924. Each
                                   Trustee serves for an indefinite term, until his or
                                   her resignation, retirement, death or removal.

James C. Swain, Chairman           Formerly, Chief Executive Officer (until August 27,
and Trustee (since 2001)           2002) of the Board II Funds, Vice Chairman (until
Age: 69                            January 2, 2002) of OppenheimerFunds, Inc. (the
                                   Manager) and President and a director (until 1997) of
                                   Centennial Asset Management Corporation (a
                                   wholly-owned investment advisory subsidiary of the
                                   Manager). Oversees 41 portfolios in the
                                   OppenheimerFunds complex.

William L. Armstrong,              Chairman of the following private mortgage banking
Trustee (since 2001)               companies: Cherry Creek Mortgage Company (since
Age: 65                            1991), Centennial State Mortgage Company (since
                                   1994), The El Paso Mortgage Company (since 1993),
                                   Transland Financial Services, Inc. (since 1997);
                                   Chairman of the following private companies: Great
                                   Frontier Insurance (insurance agency) (since 1995)
                                   and Ambassador Media Corporation (since 1984); a
                                   director of the following public companies: Storage
                                   Technology Corporation (computer equipment company)
                                   (since 1991), Helmerich & Payne, Inc. (oil and gas
                                   drilling/production company) (since 1992),
                                   UNUMProvident (insurance company) (since 1991).
                                   Formerly Director of International Family
                                   Entertainment (television channel) (1992-1997) and
                                   Natec Resources, Inc. (air pollution control
                                   equipment and services company) (1991-1995), Frontier
                                   Real Estate, Inc. (residential real estate brokerage)
                                   (1994-1999), and Frontier Title (title insurance
                                   agency) (1995-June 1999); a U.S. Senator (January
                                   1979-January 1991). Oversees 41 portfolios in the
                                   OppenheimerFunds complex.

Robert G. Avis,                    Formerly, Director and President of A.G. Edwards
Trustee (since 2001)               Capital, Inc. (General Partner of private equity
Age: 71                            funds) (until February 2001); Chairman, President and
                                   Chief Executive Officer of A.G. Edwards Capital, Inc.
                                   (until March 2000); Vice Chairman and Director of
                                   A.G. Edwards, Inc. and Vice Chairman of A.G. Edwards
                                   & Sons, Inc. (its brokerage company subsidiary)
                                   (until March 1999); Chairman of A.G. Edwards Trust
                                   Company and A.G.E. Asset Management (investment
                                   advisor) (until March 1999); and a Director (until
                                   March 2000) of A.G. Edwards & Sons and A.G. Edwards
                                   Trust Company. Oversees 41 portfolios in the
                                   OppenheimerFunds complex.

George C. Bowen,                   Formerly (until April 1999): Senior Vice President
Trustee (since 2001)               (from September 1987) and Treasurer (from March 1985)
Age: 66                            of the Manager; Vice President (from June 1983) and
                                   Treasurer (since March 1985) of OppenheimerFunds
                                   Distributor, Inc. (a subsidiary of the Manager);
                                   Senior Vice President (since February 1992),
                                   Treasurer (since July 1991) Assistant Secretary and a
                                   director (since December 1991) of Centennial Asset
                                   Management Corporation; Vice President (since October
                                   1989) and Treasurer (since April 1986) of HarbourView
                                   Asset Management Corporation (an investment advisory
                                   subsidiary of the Manager); President, Treasurer and
                                   a director (June 1989-January 1990) of Centennial
                                   Capital Corporation (an investment advisory
                                   subsidiary of the Manager); Vice President and
                                   Treasurer (since August 1978) and Secretary (since
                                   April 1981) of Shareholder Services, Inc. (a transfer
                                   agent subsidiary of the Manager); Vice President,
                                   Treasurer and Secretary (since November 1989) of
                                   Shareholder Financial Services, Inc. (a transfer
                                   agent subsidiary of the Manager); Assistant Treasurer
                                   (since March 1998) of Oppenheimer Acquisition Corp.
                                   (the Manager's parent corporation); Treasurer (since
                                   November 1989) of Oppenheimer Partnership Holdings,
                                   Inc. (a holding company subsidiary of the Manager);
                                   Vice President and Treasurer (since July 1996) of
                                   Oppenheimer Real Asset Management, Inc. (an
                                   investment advisory subsidiary of the Manager); Chief
                                   Executive Officer and director (since March 1996) of
                                   MultiSource Services, Inc. (a broker-dealer
                                   subsidiary of the Manager); Treasurer (since October
                                   1997) of OppenheimerFunds International Ltd. and
                                   Oppenheimer Millennium Funds plc (offshore fund
                                   management subsidiaries of the Manager). Oversees 41
                                   portfolios in the OppenheimerFunds complex.

Edward L. Cameron,                 A member of The Life Guard of Mount Vernon, George
Trustee (since 2001)               Washington's home (since June 2000). Formerly (March
Age: 64                            2001 - May 2002) Director of Genetic ID, Inc. and its
                                   subsidiaries (a privately held biotech company); a
                                   partner with PricewaterhouseCoopers LLP (from
                                   1974-1999) (an accounting firm) and Chairman (from
                                   1994-1998), Price Waterhouse LLP Global Investment
                                   Management Industry Services Group. Oversees 41
                                   portfolios in the OppenheimerFunds complex.

Jon S. Fossel,                     Chairman and Director (since 1998) of Rocky Mountain
Trustee (since 2001)               Elk Foundation (a not-for-profit foundation); and a
Age: 60                            director (since October 1999) of P.R. Pharmaceuticals
                                   (a privately held company) and UNUMProvident (an
                                   insurance company) (since June 1, 2002). Formerly
                                   Chairman and a director (until October 1996) and
                                   President and Chief Executive Officer (until October
                                   1995) of the Manager; President, Chief Executive
                                   Officer and a





       18 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

Jon S. Fossel,                     director of Oppenheimer Acquisition Corp.,
Continued                          Shareholders Services Inc. and Shareholder Financials
                                   Services, Inc. (until October 1995). Oversees 41
                                   portfolios in the OppenheimerFunds complex.

Sam Freedman,                      A trustee or director of other Oppenheimer funds.
Trustee (since 2001)               Formerly (until October 1994) Mr. Freedman held
Age: 62                            several positions in subsidiary or affiliated
                                   companies of the Manager. Oversees 41 portfolios in
                                   the OppenheimerFunds complex.

Beverly L. Hamilton,               Trustee (since 1996) of MassMutual Institutional
Trustee (since 2002)               Funds and of MML Series Investment Fund (open-end
Age: 56                            investment companies); Director of MML Services
                                   (since April 1987) and America Funds Emerging Markets
                                   Growth Fund (since October 1991) (both are investment
                                   companies), The California Endowment (a philanthropy
                                   organization) (since April 2002), and Community
                                   Hospital of Monterey Peninsula, (since February
                                   2002); a trustee (since February 2000) of Monterey
                                   International Studies (an educational organization),
                                   and an advisor to Unilever (Holland)'s pension fund
                                   and to Credit Suisse First Boston's Sprout venture
                                   capital unit. Mrs. Hamilton also is a member of the
                                   investment committees of the Rockefeller Foundation,
                                   the University of Michigan and Hartford Hospital.
                                   Formerly, President (February 1991-April 2000) ARCO
                                   Investment Management Company. Oversees 40 portfolios
                                   in the OppenheimerFunds complex.

Robert J. Malone,                  Director (since 2001) of Jones Knowledge, Inc. (a
Trustee (since 2002)               privately held company), U.S. Exploration, Inc.,
Age: 58                            (since 1997), Colorado UpLIFT (a non-profit
                                   organization) (since 1986) and a trustee of the
                                   Gallagher Family Foundation (since 2000). Formerly,
                                   Chairman of U.S. Bank (a subsidiary of U.S. Bancorp
                                   and formerly Colorado National Bank,) (July
                                   1996-April 1, 1999) and a director of Commercial
                                   Assets, Inc. (1993-2000). Oversees 40 portfolios in
                                   the OppenheimerFunds complex.

F. William Marshall, Jr.,          Trustee (since 1996) of MassMutual Institutional
Trustee (since 2001)               Funds and of MML Series Investment Fund (open-end
Age: 60                            investment companies); Trustee and Chairman (since
                                   May 1987) of the investment committee for the
                                   Worcester Polytech Institute; President and Treasurer
                                   (since January 1999) of the SIS Fund (a private not
                                   for profit charitable organization); Trustee (since
                                   1995) of the Springfield Library and Museum
                                   Association; Trustee (since 1996) of the Community
                                   Music School of Springfield; Member of the investment
                                   committee of the Community Foundation of Western
                                   Massachusetts (since 1998). Formerly, Chairman
                                   (January 1999-July 1999) of SIS & Family Bank, F.S.B.
                                   (formerly SIS Bank); President, Chief Executive
                                   Officer and Director (May 1993-December 1998) of SIS
                                   Bankcorp, Inc. and SIS Bank (formerly Springfield
                                   Institution for Savings) and Executive Vice President
                                   (January 1999-July 1999) of Peoples Heritage
                                   Financial Group, Inc. Oversees 41 portfolios in the
                                   OppenheimerFunds complex.

===========================================================================================
INTERESTED TRUSTEE                 The address of Mr. Murphy in the chart below is 498
AND OFFICER                        Seventh Avenue, New York, NY 10018. Mr. Murphy serves
                                   for an indefinite term, until his resignation, death
                                   or removal.

John V. Murphy,                    Chairman, Chief Executive Officer and director (since
President and Trustee              June 2001) and President (since September 2000) of
(since 2001)                       the Manager; President and a director or trustee of
Age: 53                            other Oppenheimer funds; President and a director
                                   (since July 2001) of Oppenheimer Acquisition Corp.
                                   and of Oppenheimer Partnership Holdings, Inc.; a
                                   director (since November 2001) of OppenheimerFunds
                                   Distributor, Inc.; Chairman and a director (since
                                   July 2001) of Shareholder Services, Inc. and of
                                   Shareholder Financial Services, Inc.; President and a
                                   director (since July 2001) of OppenheimerFunds Legacy
                                   Program (a charitable trust program established by
                                   the Manager); a director of the following investment
                                   advisory subsidiaries of OppenheimerFunds, Inc.: OFI
                                   Institutional Asset Management, Inc. and Centennial
                                   Asset Management Corporation (since November 2001),
                                   HarbourView Asset Management Corporation and OFI
                                   Private Investments, Inc. (since July 2001);
                                   President (since November 1, 2001) and a director
                                   (since July 2001) of Oppenheimer Real Asset
                                   Management, Inc.; a director (since November 2001) of
                                   Trinity Investment Management Corp. and Tremont
                                   Advisers, Inc. (investment advisory affiliates of the
                                   Manager); Executive Vice President (since February
                                   1997) of Massachusetts Mutual Life Insurance Company
                                   (the Manager's parent company); a director (since
                                   June 1995) of DLB Acquisition Corporation (a holding
                                   company that owns the shares of David L. Babson &
                                   Company, Inc.); formerly, Chief Operating Officer
                                   (September 2000-June 2001) of the Manager; President
                                   and trustee (November 1999-November 2001) of MML
                                   Series Investment Fund and MassMutual Institutional
                                   Funds (open-end investment companies); a director
                                   (September 1999-August 2000) of C.M. Life Insurance
                                   Company; President, Chief Executive Officer and
                                   director (September 1999-August 2000) of MML Bay
                                   State Life Insurance Company; a director (June
                                   1989-June 1998) of Emerald Isle Bancorp and Hibernia
                                   Savings Bank (a wholly-owned subsidiary of Emerald
                                   Isle Bancorp). Oversees 69 portfolios in the
                                   OppenheimerFunds complex.




       19 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

TRUSTEES AND OFFICERS  Continued

---------------------------------------------------------------------------------------------
OFFICERS                           The address of the Officers in the chart below is as
                                   follows: for Mr. Zack, 498 Seventh Avenue, New York,
                                   NY 10018, for Mr. Wixted, 6803 S. Tucson Way,
                                   Centennial, CO 80112-3924. Each Officer serves for an
                                   annual term or until his or her earlier resignation,
                                   death or removal.

Brian W. Wixted,                   Senior Vice President and Treasurer (since March
Treasurer, Principal Financial     1999) of the Manager; Treasurer (since March 1999) of
and Accounting Officer             HarbourView Asset Management Corporation, Shareholder
(since 2001)                       Services, Inc., Oppenheimer Real Asset Management
Age: 43                            Corporation, Shareholder Financial Services, Inc.,
                                   Oppenheimer Partnership Holdings, Inc., OFI Private
                                   Investments, Inc. (since March 2000),
                                   OppenheimerFunds International Ltd. and Oppenheimer
                                   Millennium Funds plc (since May 2000) and OFI
                                   Institutional Asset Management, Inc. (since November
                                   2000); Treasurer and Chief Financial Officer (since
                                   May 2000) of Oppenheimer Trust Company (a trust
                                   company subsidiary of the Manager); Assistant
                                   Treasurer (since March 1999) of Oppenheimer
                                   Acquisition Corp. and OppenheimerFunds Legacy Program
                                   (since April 2000); formerly Principal and Chief
                                   Operating Officer (March 1995-March 1999), Bankers
                                   Trust Company-Mutual Fund Services Division. An
                                   officer of 85 portfolios in the OppenheimerFunds
                                   complex.

Robert G. Zack,                    Senior Vice President (since May 1985) and General
Vice President and Secretary       Counsel (since February 2002) of the Manager; General
(since 2001)                       Counsel and a director (since November 2001) of
Age: 54                            OppenheimerFunds Distributor, Inc.; Senior Vice
                                   President and General Counsel (since November 2001)
                                   of HarbourView Asset Management Corporation; Vice
                                   President and a director (since November 2000) of
                                   Oppenheimer Partnership Holdings, Inc.; Senior Vice
                                   President, General Counsel and a director (since
                                   November 2001) of Shareholder Services, Inc.,
                                   Shareholder Financial Services, Inc., OFI Private
                                   Investments, Inc., Oppenheimer Trust Company and OFI
                                   Institutional Asset Management, Inc.; General Counsel
                                   (since November 2001) of Centennial Asset Management
                                   Corporation; a director (since November 2001) of
                                   Oppenheimer Real Asset Management, Inc.; Assistant
                                   Secretary and a director (since November 2001) of
                                   OppenheimerFunds International Ltd.; Vice President
                                   (since November 2001) of OppenheimerFunds Legacy
                                   Program; Secretary (since November 2001) of
                                   Oppenheimer Acquisition Corp.; formerly Acting
                                   General Counsel (November 2001-February 2002) and
                                   Associate General Counsel (May 1981-October 2001) of
                                   the Manager; Assistant Secretary of Shareholder
                                   Services, Inc. (May 1985-November 2001), Shareholder
                                   Financial Services, Inc. (November 1989-November
                                   2001); OppenheimerFunds International Ltd. And
                                   Oppenheimer Millennium Funds plc (October
                                   1997-November 2001). An officer of 85 portfolios in
                                   the OppenheimerFunds complex.




The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.




       20 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

OPPENHEIMER SELECT MANAGERS
MERCURY ADVISORS FOCUS GROWTH FUND

A Series of Oppenheimer Select Managers
================================================================================
 Investment Advisor           Mercury Advisors

================================================================================
 Administrator                OppenheimerFunds, Inc.

================================================================================
 Sub-Administrator            Fund Asset Management, L.P.

================================================================================
 Distributor                  OppenheimerFunds Distributor, Inc.

================================================================================
 Transfer and Shareholder     OppenheimerFunds Services
 Servicing Agent

================================================================================
 Independent Auditors         Deloitte & Touche LLP

================================================================================
 Legal Counsel                Myer, Swanson, Adams & Wolf, P.C.
 to the Fund

================================================================================
 Legal Counsel to the         Mayer Brown Rowe & Maw
 Independent Trustees

                              For more complete information about Oppenheimer Select Managers Mercury Advisors Focus Growth Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds website at www.oppenheimerfunds.com.

                              Oppenheimer Funds are distributed by
                              OppenheimerFunds Distributor, Inc., 498 Seventh Avenue, New York, NY 10018.



(C) Copyright 2002. OppenheimerFunds, Inc. All right reserved.



       21 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

OPPENHEIMERFUNDS FAMILY

 Global Equity             Developing Markets Fund                     Global Fund
                           International Small Company Fund            Quest Global Value Fund
                           Europe Fund                                 Global Growth & Income Fund
                           International Growth Fund
----------------------------------------------------------------------------------------------------------------
 Equity                    Stock                                       Stock & Bond
                           Emerging Technologies Fund                  Quest Opportunity Value Fund
                           Emerging Growth Fund                        Total Return Fund
                           Enterprise Fund                             Quest Balanced Value Fund
                           Discovery Fund                              Capital Income Fund
                           Main Street(R) Small Cap Fund               Multiple Strategies Fund
                           Small Cap Value Fund                        Disciplined Allocation Fund
                           MidCap Fund                                 Convertible Securities Fund
                           Main Street(R) Opportunity Fund             Specialty
                           Growth Fund                                 Real Asset Fund(R)
                           Capital Appreciation Fund                   Gold & Special Minerals Fund
                           Main Street(R) Growth & Income Fund         Tremont Market Neutral Fund, LLC 1
                           Value Fund                                  Tremont Opportunity Fund, LLC 1
                           Quest Capital Value Fund
                           Quest Value Fund
                           Trinity Large Cap Growth Fund
                           Trinity Core Fund
                           Trinity Value Fund
----------------------------------------------------------------------------------------------------------------
 Income                    Taxable                                     Rochester Division
                           International Bond Fund                     California Municipal Fund 3
                           High Yield Fund                             New Jersey Municipal Fund 3
                           Champion Income Fund                        New York Municipal Fund 3
                           Strategic Income Fund                       Municipal Bond Fund
                           Bond Fund                                   Limited Term Municipal Fund 4
                           Senior Floating Rate Fund                   Rochester National Municipals
                           U.S. Government Trust                       Rochester Fund Municipals
                           Limited-Term Government Fund                Limited Term New York Municipal Fund
                           Capital Preservation Fund 2                 Pennsylvania Municipal Fund 3
----------------------------------------------------------------------------------------------------------------
 Select Managers           Stock                                       Stock & Bond
                           Mercury Advisors Focus Growth Fund          QM Active Balanced Fund 2
                           Gartmore Millennium Growth Fund II
                           Jennison Growth Fund
                           Salomon Brothers All Cap Fund 5
                           Mercury Advisors S&P 500(R) Index Fund 2
----------------------------------------------------------------------------------------------------------------
 Money Market 6            Money Market Fund                           Cash Reserves


1. Special investor qualification and minimum investment requirements apply. See the prospectus for details.
2. Available only through qualified retirement plans.
3. Available to investors only in certain states.
4. The Fund's name was changed from "Oppenheimer Intermediate Municipal Fund" on September 30, 2002.
5. The Fund's name was changed from "Oppenheimer Select Managers Salomon Brothers Capital Fund" on May 1, 2002.
6. An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although these funds may seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.



       22 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

1.800.CALL OPP PHONELINK


Call 1.800.CALL OPP (1.800.225.5677) for answers to many of your questions. Our automated speech recognition system provides you access to all the information and services you need.

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QUICK LIST OF PHONELINK COMMANDS

Say                                         To:

[Account # or Social Security # + PIN]      Get dollar and share balances, NAVs, transaction
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Balance                                     Hear your balance/list of accounts

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


1. You may speak to a Customer Service Representative during normal business hours.


       23 | OPPENHEIMER SELECT MANAGERS MERCURY ADVISORS FOCUS GROWTH FUND

Financial
Statements
for the
Master Focus
Twenty Trust

November 30, 2002


SCHEDULE OF INVESTMENTS                                                                           Master Focus Twenty Trust

                       Shares                                                                                    Percent of
Industry*               Held                         Common Stocks                                     Value     Net Assets
United States

Automobiles            188,300  Harley-Davidson, Inc.                                              $     9,140,082     4.6%

Biotechnology          166,100  ++Genentech, Inc.                                                        5,481,300      2.8

Commercial             144,300  ++Career Education Corporation                                           5,614,713      2.8
Services &             176,900  ++CheckFree Corp.                                                        3,465,471      1.8
Supplies               197,100  ++Corinthian Colleges, Inc.                                              7,686,900      3.9
                       294,600  Manpower Inc.                                                           10,979,742      5.5
                                                                                                   ---------------   ------
                                                                                                        27,746,826     14.0

Communications         961,000  ++Cisco Systems, Inc.                                                   14,338,120      7.2
Equipment

Computers &            364,600  Hewlett-Packard Company                                                  7,102,408      3.6
Peripherals

Diversified            391,000  ++Nasdaq-100 Shares (a)                                                 10,799,420      5.4
Financials

Health Care            178,900  Medtronic, Inc.                                                          8,363,575      4.2
Equipment &            111,300  ++Zimmer Holdings, Inc.                                                  4,189,332      2.1
Supplies                                                                                           ---------------   ------
                                                                                                        12,552,907      6.3

Health Care             98,200  ++Accredo Health, Incorporated                                           5,229,150      2.7
Providers &            189,100  HCA Inc.                                                                 7,598,038      3.8
Services                77,600  ++LifePoint Hospitals, Inc.                                              2,444,400      1.2
                        72,900  ++Quest Diagnostics Incorporated                                         4,067,091      2.1
                                                                                                   ---------------   ------
                                                                                                        19,338,679      9.8

Media                  317,100  ++Clear Channel Communications, Inc.                                    13,781,166      6.9
                             1  ++Comcast Corporation (Class A)                                                  5      0.0
                       155,400  ++Fox Entertainment Group, Inc. (Class A)                                4,142,964      2.1
                       247,300  ++Viacom, Inc. (Class B)                                                11,625,573      5.9
                                                                                                   ---------------   ------
                                                                                                        29,549,708     14.9

Oil & Gas              133,700  Devon Energy Corporation                                                 6,122,123      3.1

Pharmaceuticals        105,950  ++Forest Laboratories, Inc.                                             11,371,613      5.7
                       302,500  Pfizer Inc.                                                              9,540,850      4.8
                                                                                                   ---------------   ------
                                                                                                        20,912,463     10.5

Software               361,400  ++BEA Systems, Inc.                                                      3,993,470      2.0
                        59,000  ++Electronic Arts Inc.                                                   4,001,970      2.0
                       336,100  ++Microsoft Corporation                                                 19,433,302      9.8
                                                                                                   ---------------   ------
                                                                                                        27,428,742     13.8

Specialty Retail       114,400  ++Bed Bath & Beyond Inc.                                                 3,984,552      2.0

Wireless               523,500  ++AT&T Wireless Services Inc.                                            3,952,425      2.0
Telecommunication
Services


                                Total Investments in Common Stocks
                                (Cost--$182,376,213)                                                   198,449,755    100.0



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002


SCHEDULE OF INVESTMENTS (concluded)                                                               Master Focus Twenty Trust

                       Shares                                                                                    Percent of
                        Held                     Short-Term Securities                                 Value     Net Assets
United States (concluded)

Common Stock         3,981,307  Merrill Lynch Liquidity Series, LLC Cash Sweep Series I (b)        $     3,981,307     2.0%

                                Total Investments in Short-Term Securities
                                (Cost--$3,981,307)                                                       3,981,307      2.0

                                Total Investments (Cost--$186,357,520)                                 202,431,062    102.0
                                Liabilities in Excess of Other Assets                                  (4,025,250)    (2.0)
                                                                                                   ---------------   ------
                                Net Assets                                                         $   198,405,812   100.0%
                                                                                                   ===============   ======

*For Fund compliance purposes, "Industry" means any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.
++Non-income producing security.
(a)Represents ownership in the Nasdaq-100 Trust, a registered unit investment trust. The investment objective of the Nasdaq-100 Trust is to provide investment results that generally correspond to the price performance and dividend yield of the component.
(b)Investments in companies considered to be an affiliate of the Trust (such companies are defined as "Affiliated Companies" in Section 2 (a)(3) of the Investment Company Act of 1940) are as follows:


                                    Net Share       Net      Dividend
Affiliate                            Activity       Cost      Income
Merrill Lynch Liquidity Series,
LLC Cash Sweep Series I             3,981,307    $3,981,307   $1,744


See Notes to Financial Statements.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



FINANCIAL INFORMATION


Statement of Assets and Liabilities                                                               Master Focus Twenty Trust

                  As of November 30, 2002
Assets:           Investments, at value (including securities loaned of $41,284,767)
                  (identified cost--$186,357,520)                                                           $   202,431,062
                  Investments held as collateral for loaned securities, at value                                 42,715,852
                  Receivables:
                     Securities sold                                                      $     2,787,677
                     Contributions                                                                178,746
                     Dividends                                                                     75,294
                     Loaned securities income                                                       6,097         3,047,814
                                                                                          ---------------
                  Prepaid expenses and other assets                                                                   2,608
                                                                                                            ---------------
                  Total assets                                                                                  248,197,336
                                                                                                            ---------------

Liabilities:      Collateral on securities loaned, at value                                                      42,715,852
                  Payables:
                     Securities purchased                                                       6,021,454
                     Withdrawals                                                                  887,305
                     Investment adviser                                                            90,641         6,999,400
                                                                                          ---------------
                  Accrued expenses                                                                                   76,272
                                                                                                            ---------------
                  Total liabilities                                                                              49,791,524
                                                                                                            ---------------

Net Assets:       Net assets                                                                                $   198,405,812
                                                                                                            ===============

Net Assets        Investors' capital                                                                        $   182,332,270
Consist of:       Unrealized appreciation on investments                                                         16,073,542
                                                                                                            ---------------
                  Net assets                                                                                $   198,405,812
                                                                                                            ===============

See Notes to Financial Statements.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



FINANCIAL INFORMATION (continued)


Statement of Operations                                                                           Master Focus Twenty Trust

                  For the Year Ended November 30, 2002
Investment        Dividends                                                                                 $       404,473
Income:           Interest                                                                                          228,473
                  Securities lending--net                                                                           113,888
                                                                                                            ---------------
                  Total income                                                                                      746,834
                                                                                                            ---------------

Expenses:         Investment advisory fees                                                $     1,718,971
                  Accounting services                                                             174,143
                  Professional fees                                                               121,702
                  Custodian fees                                                                   58,672
                  Trustees' fees and expenses                                                      39,670
                  Offering costs                                                                    9,903
                  Pricing fees                                                                        921
                  Other                                                                            15,956
                                                                                          ---------------
                  Total expenses                                                                                  2,139,938
                                                                                                            ---------------
                  Investment loss--net                                                                          (1,393,104)
                                                                                                            ---------------

Realized &        Realized loss on investments--net                                                           (154,513,735)
Unrealized        Change in unrealized appreciation/depreciation on investments--net                             21,047,177
Gain (Loss) on                                                                                              ---------------
Investments--Net: Total realized and unrealized loss on investments--net                                      (133,466,558)
                                                                                                            ---------------
                  Net Decrease in Net Assets Resulting from Operations                                      $ (134,859,662)
                                                                                                            ===============

See Notes to Financial Statements.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



FINANCIAL INFORMATION (concluded)


Statements of Changes in Net Assets                                                               Master Focus Twenty Trust

                                                                                                      For the
                                                                                                     Year Ended
                                                                                                    November 30,
Increase (Decrease) in Net Assets:                                                             2002               2001
Operations:       Investment loss--net                                                    $   (1,393,104)   $   (1,870,504)
                  Realized loss on investments--net                                         (154,513,735)   (1,204,513,199)
                  Change in unrealized appreciation/depreciation on investments--net           21,047,177       331,418,796
                                                                                          ---------------   ---------------
                  Net decrease in net assets resulting from operations                      (134,859,662)     (874,964,907)
                                                                                          ---------------   ---------------

Capital           Proceeds from contributions                                                   5,360,875       404,613,481
Transactions:     Fair value of withdrawals                                                 (102,048,536)     (288,410,915)
                                                                                          ---------------   ---------------
                  Net increase (decrease) in net assets derived from
                  capital transactions                                                       (96,687,661)       116,202,566
                                                                                          ---------------   ---------------
Net Assets:       Total decrease in net assets                                              (231,547,323)     (758,762,341)
                  Beginning of year                                                           429,953,135     1,188,715,476
                                                                                          ---------------   ---------------
                  End of year                                                             $   198,405,812   $   429,953,135
                                                                                          ===============   ===============

See Notes to Financial Statements.



Financial Highlights                                                                              Master Focus Twenty Trust

                                                                                       For the               For the Period
                                                                                      Year Ended           March 20, 2000++
The following ratios have been derived from information                              November 30,           to November 30,
provided in the financial statements.                                             2002             2001            2000
Total Investment                                                                  (34.70%)              --               --
Return:**                                                                    =============   =============    =============

Ratios to         Expenses                                                            .75%            .68%            .90%*
Average                                                                      =============   =============    =============
Net Assets:       Investment loss--net                                              (.49%)          (.25%)          (.33%)*
                                                                             =============   =============    =============

Supplemental      Net assets, end of period (in thousands)                   $     198,406   $     429,953    $   1,188,715
Data:                                                                        =============   =============    =============
                  Portfolio turnover                                               275.69%         137.66%           62.85%
                                                                             =============   =============    =============

*Annualized.
**Total return is required to be disclosed for fiscal years beginning after December 15, 2000.
++Commencement of operations.

See Notes to Financial Statements.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



NOTES TO FINANCIAL STATEMENTS


Master Focus Twenty Trust

1. Significant Accounting Policies:
Master Focus Twenty Trust (the "Trust") is registered under the Investment Company Act of 1940 and is organized as a Delaware business trust. The Declaration of Trust permits the Trustees to issue nontransferable interest in the Trust, subject to certain limitations. The Trust's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The following is a summary of significant accounting policies followed by the Trust.

(a) Valuation of investments--Portfolio securities that are traded on stock exchanges are valued at the last sale price on the exchange on which such securities are traded, as of the close of business on the day the securities are being valued or, lacking any sales, at the last available bid price. Securities that are traded in the over-the-counter market are valued at the last available bid price prior to the time of valuation. In cases where securities are traded on more than one exchange, the securities are valued on the exchange designated by or under the authority of the Board of Trustees as the primary market. Securities that are traded both in the over-the-counter market and on a stock exchange are valued according to the broadest and most representative market. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Short-term securities are valued at amortized cost, which approximates market value. Other investments, including futures contracts and related options, are stated at market value. Securities and assets for which market quotations are not readily available are valued at fair market value, as determined in good faith by or under the direction of the Trust's Board of Trustees.

(b) Derivative financial instruments--The Trust may engage in various portfolio investment techniques to increase or decrease the level of risk to which the Trust is exposed more quickly and efficiently than transactions in other types of investments. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Trust may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Upon entering into a contract, the Trust deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Trust agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the contract. Such receipts or payments are known as variation margin and are recorded by the Trust as unrealized gains or losses. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Trust is authorized to purchase and write call and put options. When the Trust writes an option, an amount equal to the premium received by the Trust is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written. When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Trust enters into a closing transaction), the Trust realizes a gain or loss on the option to the extent of the premiums received or paid (or a gain or loss to the extent that the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward foreign exchange contracts--The Trust is authorized to enter into forward foreign exchange contracts as a hedge against either specific transactions or portfolio positions. The contract is marked-to-market daily and the change in market value is recorded by the Trust as an unrealized gain or loss. When the contract is closed, the Trust records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



NOTES TO FINANCIAL STATEMENTS (concluded)


Master Focus Twenty Trust

* Foreign currency options and futures--The Trust may also purchase or sell listed or over-the-counter foreign currency options, foreign currency futures and related options on foreign currency futures as a short or long hedge against possible variations in foreign exchange rates. Such transactions may be effected with respect to hedges on non-U.S. dollar denominated securities owned by the Trust, sold by the Trust but not yet delivered, or committed or anticipated to be purchased by the Trust.

(c) Foreign currency transactions--Transactions denominated in foreign currencies are recorded at the exchange rate prevailing when recognized. Assets and liabilities denominated in foreign currencies are valued at the exchange rate at the end of the period. Foreign currency transactions are the result of settling (realized) or valuing (unrealized) assets or liabilities expressed in foreign currencies into U.S. dollars. Realized and unrealized gains or losses from investments include the effects of foreign exchange rates on investments.

(d) Income taxes--The Trust is classified as a partnership for Federal income tax purposes. As a partnership for Federal income tax purposes, the Trust will not incur Federal income tax liability. Items of partnership income, gain, loss and deduction will pass through to investors as partners in the Trust. Therefore, no Federal income tax provision is required. Under the applicable foreign tax law, a withholding tax may be imposed on interest, dividends and capital gains at various rates.

(e) Security transactions and investment income--Security transactions are accounted for on the date the securities are purchased or sold (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Trust has determined the ex-dividend date. Interest income is recognized on the accrual basis.

(f) Securities lending--The Trust may lend securities to financial institutions that provide cash or securities issued or guaranteed by the U.S. government as collateral, which will be maintained at all times in an amount equal to at least 100% of the current market value of the loaned securities. Where the Trust receives securities as collateral for the loaned securities, it collects a fee from the borrower. The Trust typically receives the income on the loaned securities but does not receive income on the collateral. Where the Trust receives cash collateral, it may invest such collateral and retain the amount earned on such investment, net of any amount rebated to the borrower. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within five business days. The Trust may pay reasonable finder's, lending agent, administrative and custodial fees in connection with its loans. In the event that the borrower defaults on its obligation to return borrowed securities because of insolvency or for any other reason, the Trust could experience delays and costs in gaining access to the collateral. The Trust also could suffer a loss where the value of the collateral falls below the market value of the borrowed securities, in the event of borrower default or in the event of losses on investments made with cash collateral.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Trust has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Trust's investments and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Trust. For such services, the Trust pays a monthly fee at an annual rate of .60% of the average daily value of the Trust's net assets.

The Trust has received an exemptive order from the Securities and Exchange Commission permitting it to lend portfolio securities to Merrill Lynch, Pierce, Fenner & Smith Incorporated ("MLPF&S"), a subsidiary of ML & Co., or its affiliates. As of November 30, 2002, the Trust lent securities with a value of $11,013,528 to MLPF&S or its affiliates. Pursuant to that order, the Trust also has retained QA Advisors, LLC ("QA Advisors"), an affiliate of FAM, as the securities lending agent for a fee based on a share of the returns on investment of cash collateral. QA Advisors may, on behalf of the Trust, invest cash collateral received by the Trust for such loans, among other things, in a private investment company managed by QA Advisors or in registered money market funds advised by FAM or its affiliates. As of November 30, 2002, cash collateral of $19,222,135 was invested in the Money Market Series of the Merrill Lynch Liquidity Series, LLC and $23,493,717 was invested in the Merrill Lynch Premier Institutional Fund. For the year ended November 30, 2002, QA Advisors received $44,826 in securities lending agent fees.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



In addition, MLPF&S received $161,190 in commissions on the execution of portfolio security transactions for the Trust for the year ended November 30, 2002.

For the year ended November 30, 2002, the Trust reimbursed FAM
$23,452 for certain accounting services.

Certain officers and/or trustees of the Trust are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended November 30, 2002 were $757,219,940 and $822,668,782, respectively.

Net realized gains (losses) for the year ended November 30, 2002 and net unrealized gains as of November 30, 2002 were as follows:


                                     Realized          Unrealized
                                  Gains (Losses)         Gains

Long-term investments            $ (154,141,729)     $   16,073,542
Short-term investments                     (218)                 --
Options purchased                      (506,361)                 --
Options written                          134,573                 --
                                 ---------------     --------------
Total investments                $ (154,513,735)     $   16,073,542
                                 ===============     ==============


As of November 30, 2002, net unrealized apprecia-tion for Federal income tax purposes aggregated $8,409,259, of which $14,877,950 related to appreciated securities and $6,468,691 related to depreciated securities. At November 30, 2002, the aggregate cost of investments for Federal income tax purposes was $194,021,803.

Transactions in call options written for the year ended November 30, 2002 were as follows:


                                       Nominal
                                        Value           Premiums
                                       Covered          Received

Outstanding call options
written, beginning of year               798,500     $    1,057,029
Options written                          814,000          1,535,300
Options closed                       (1,612,500)        (2,592,329)
                                 ---------------     --------------
Outstanding call options
written, end of year                          --     $           --
                                 ===============     ==============


Transactions in put options written for the year ended November 30, 2002 were as follows:


                                       Nominal
                                        Value           Premiums
                                       Covered          Received

Outstanding put options
written, beginning of year               111,000     $      134,065
Options written                          172,000            326,957
Options closed                         (283,000)          (461,022)
                                 ---------------     --------------
Outstanding put options
written, end of year                          --     $           --
                                 ===============     ==============



4. Short-Term Borrowings:
The Trust, along with certain other funds managed by FAM and its affiliates, is a party to a credit agreement with Bank One, N.A. and certain other lenders. Effective November 29, 2002, in conjunction with the renewal for one year at the same terms, the total commitment was reduced from $1,000,000,000 to $500,000,000. The Trust may borrow under the credit agreement to fund investor withdrawals and for other lawful purposes other than for leverage. The Trust may borrow up to the maximum amount allowable under the Trust's current prospectus and statement of additional information, subject to various other legal, regulatory or contractual limits. The Trust pays a commitment fee of .09% per annum based on the Trust's pro rata share of the unused portion of the credit agreement. Amounts borrowed under the credit agreement bear interest at a rate equal to, at each fund's election, the Federal Funds rate plus .50% or a base rate as determined by Bank One, N.A. The Trust did not borrow under the credit agreement during the year ended November 30, 2002.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



INDEPENDENT AUDITORS' REPORT


To The Board of Trustees and Investors,
Master Focus Twenty Trust:

We have audited the accompanying statement of assets and liabilities of Master Focus Twenty Trust, including the schedule of investments as of November 30, 2002, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the periods presented. These financial statements and the financial highlights are the responsibility of the Portfolio's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned at November 30, 2002 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Master Focus Twenty Trust as of November 30, 2002, the results of its operations, the changes in its net assets and the financial highlights for the respective stated periods in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
January 21, 2003



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002


OFFICERS AND TRUSTEES

                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                      Position(s)                                                              Complex       ships
                          Held        Length                                                 Overseen by    Held by
                         with         of Time                                                  Trustee     Trustee
Name, Address & Age     Trust         Served   Principal Occupation(s) During Past 5 Years
Interested Trustee

Terry K. Glenn*       President      2000 to   Chairman, Americas Region since 2001 and       117 Funds     None
P.O. Box 9011         and            present   Executive Vice President since 1983 of            162
Princeton,            Trustee                  Fund Asset Management, L.P. ("FAM") and        Portfolios
NJ 08543-9011                                  Merrill Lynch Investment Managers, L.P.
Age: 62                                        ("MLIM"); President of Merrill Lynch
                                               Mutual Funds since 1999; President of
                                               FAM Distributors, Inc. ("FAMD") since
                                               1986 and Director thereof since 1991;
                                               Executive Vice President and Director
                                               of Princeton Services, Inc. ("Princeton
                                               Services") since 1993; President of
                                               Princeton Administrators, L.P. since
                                               1988; Director of Financial Data Services,
                                               Inc. since 1985.


*Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which FAM or MLIM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his positions as Chairman (Americas Region) and Executive Vice President of FAM and MLIM; President of FAMD; Executive Vice President of
Princeton Services; and President of Princeton Administrators, L.P.
The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.
As Fund President, Mr. Glenn serves at the pleasure of the Board of Trustees.




                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                      Position(s)                                                              Complex       ships
                          Held       Length                                                   Overseen by    Held by
                        with          of Time                                                  Trustee       Trustee
Name, Address & Age    Trust         Served*   Principal Occupation(s) During Past 5 Years
Independent Trustees

James H. Bodurtha       Trustee      2000 to   Director and Executive Vice President, The      42 Funds     None
P.O. Box 9011                        present   China Business Group, Inc. since 1996;             61
Princeton,                                     Chairman and Chief Executive Officer, China     Portfolios
NJ 08543-9011                                  Enterprise Management Corporation from 1993
Age: 58                                        to 1996; Director and Chairman, Berkshire
                                               Holding Corporation since 1980.


Joe Grills              Trustee      2002 to   Member of the Committee of Investment of        42 Funds     Kimco
P.O. Box 9011                        present   Employee Benefit Assets of the Association         61        Realty
Princeton,                                     for Financial Professionals ("CIEBA")          Portfolios    Corporation
NJ 08543-9011                                  since 1986; Member of CIEBA's Executive
Age: 67                                        Committee since 1988. Member of Investment
                                               Advisory Committees of the State of New York
                                               Common Retirement Fund since 1989 and the
                                               Howard Hughes Medical Institute from 1997
                                               to 2000; Director, Duke Management Company
                                               since 1992 and Vice Chairman since 1998;
                                               Director, LaSalle Street Fund from 1995 to
                                               2001. Director, Kimco Realty Corporation
                                               since 1997. Member of the Investment
                                               Advisory Committee of Virginia Retirement
                                               System since 1998 and Vice Chairman since
                                               2002; Director, Montpelier Foundation since
                                               1998 and its Vice Chairman since 2000; Member
                                               of the Investment Committee of the Woodberry
                                               Forest School since 2000 and Member of the
                                               Investment Committee of the National Trust
                                               for Historic Preservation since 2000.




Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002


OFFICERS AND TRUSTEES (concluded)

                                                                                              Number of
                                                                                              Portfolios     Other
                                                                                               in Fund     Director-
                      Position(s)                                                              Complex       ships
                        Held       Length                                                    Overseen by    Held by
                        with       of Time                                                   Trustee       Trustee
Name, Address & Age     Trust       Served*    Principal Occupation(s) During Past 5 Years
Independent Trustees (concluded)

Herbert I. London      Trustee       2000 to   John M. Olin Professor of Humanities,           42 Funds     None
P.O. Box 9011                        present   New York University since 1993 and                 61
Princeton,                                     Professor thereof since 1980; President of     Portfolios
NJ 08543-9011                                  Hudson Institute since 1997 and Trustee
Age: 63                                        thereof since 1980.


Andre F. Perold         Trustee      2000 to   George Gund Professor of Finance and            42 Funds     None
P.O. Box 9011                        present   Banking, Harvard Business School since             61
Princeton,                                     2000 and member of the faculty since           Portfolios
NJ 08543-9011                                  1979; Director, Stockback.com from
Age: 50                                        2002 to 2002.


Roberta Cooper Ramo     Trustee      2000 to   Shareholder, Modrall, Sperling, Roehl,          42 Funds     Cooper's
P.O. Box 9011                        present   Harris & Sisk, P.A. since 1993.                    61        Inc.;
Princeton,                                                                                    Portfolios    ECMC Inc.
NJ 08543-9011
Age: 60


Robert S. Salomon, Jr.  Trustee      2002 to   Principal of STI Management since 1994;         42 Funds     None
P.O. Box 9011                        present   Trustee of Common Fund from 1980 to 2002;          61
Princeton,                                     Director of Rye Country Day School             Portfolios
NJ 08543-9011                                  since 2001.
Age: 66


Melvin R. Seiden        Trustee      2002 to   Director, Silbanc Properties, Ltd.              42 Funds     None
P.O. Box 9011                        present   (real estate, investment and consulting)           61
Princeton,                                     since 1987.                                    Portfolios
NJ 08543-9011
Age: 72


Stephen B. Swensrud     Trustee      2002 to   Chairman, Fernwood Advisors (investment         42 Funds     International
P.O. Box 9011                        present   adviser) since 1996; Principal of Fernwood         61        Mobile
Princeton,                                     Associates (financial consultant) since        Portfolios    Communi-
NJ 08543-9011                                  1975; Chairman of RPP Corporation                            cations,
Age: 69                                        (manufacturing) since 1978; Director,                        Inc.
                                               International Mobile Communications,
                                               Inc. (telecommunications) since 1998.


*The Trustee's term is unlimited. Trustees serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



Merrill Lynch Focus Twenty Fund, Inc., November 30, 2002



                      Position(s)
                          Held        Length
                          with       of Time
Name, Address & Age      Trust       Served*   Principal Occupation(s) During Past 5 Years
Trust Officers

Donald C. Burke         Vice         2000 to   First Vice President of FAM and MLIM since 1997 and Treasurer thereof since
P.O. Box 9011           President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,              and                    Vice President of FAMD since 1999; Vice President of FAM and MLIM from 1990
NJ 08543-9011           Treasurer              to 1997; Director of Taxation of MLIM since 1990.
Age: 42


Robert C. Doll, Jr.     Senior       2000 to   President of FAM and MLIM since 2001; Co-Head (Americas Region) of FAM
P.O. Box 9011           Vice         present   and MLIM from 2000 to 2002; Director of Princeton Services since 1999;
Princeton,              President              Chief Investment Officer of Oppenheimer Funds, Inc. in 1999 and Executive
NJ 08543-9011                                  Vice President thereof from 1991 to 1999.
Age: 49


Michael S. Hahn         Vice         2001 to   Director (Equities) of MLIM since 2000; Associate Portfolio Manager of
P.O. Box 9011           President    present   MLIM from 1999 to 2000; Portfolio Manager and Analyst for the PBHG family
Princeton,                                     of mutual funds from 1996 to 1999.
NJ 08543-9011
Age: 35


Susan B. Baker          Secretary    2000 to   Director (Legal Advisory) of MLIM since 1999 and Vice President from
P.O. Box 9011                        present   1993 to 1999; Attorney associated with MLIM since 1987.
Princeton,
NJ 08543-9011
Age: 45


*Officers of the Trust serve at the pleasure of the Board of Trustees.


Effective January 1, 2003, Melvin R. Seiden, Trustee of
Merrill Lynch Focus Twenty Fund, retired. The Trust's Board of
Trustees wishes Mr. Seiden well in his retirement.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
800-637-3863

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
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